UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)         April 22, 2003

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Tellabs elects two new board members.

At Tellabs' annual meeting on April 22, 2003, stockholders elected Bo Hedfors and Michael Lavin to its board of directors. Stockholders also re-elected current director Jan H. Suwinski. All three were elected to serve three-year terms. Further details are contained in the press release of Tellabs, Inc., dated April 22, 2003, attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 99 - Press Release of Tellabs, Inc., dated April 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                      (Registrant)

                                /s James A. Dite
                         James A. Dite
                                                 Vice President and Controller
                                                   (Principal Accounting Officer)

April 23, 2003
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Tellabs, Inc., dated April 22, 2003.